UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 20, 2004

THE NEIMAN MARCUS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19659	95-4119509

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marcus Square
1618 Main Street, Dallas, Texas	75201

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(214) 741-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01		Entry into a Material Definitive Agreement

On September 20, 2004, the Compensation Committee of the Registrant's Board of Directors set target levels for executive officer annual incentive compensation under and pursuant to the Registrant's annual incentive program. Attached as an Exhibit to this Form 8-K is a description of the Registrant's annual incentive program.

Also attached as an Exhibit to this Form 8-K is a copy of the Registrant's Key Employee Bonus Plan.

Item 9.01		Financial Statements and Exhibits

	(c)	Exhibits of Registrant
	10.37*	Description of the annual incentive program administered by the Compensation Committee of the Registrant's Board of Directors.

	10.38*	The Neiman Marcus Group, Inc. Key Employee Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEIMAN MARCUS GROUP, INC.
(Registrant)

Date: September 24, 2004	By:	/s/ Nelson A. Bangs

Nelson A. Bangs
Senior Vice President and General Counsel

THE NEIMAN MARCUS GROUP, INC.

EXHIBIT INDEX

Exhibit No.	Description

10.37*	Description of the annual incentive program administered by the Compensation Committee of the Registrant's Board of Directors.

10.38*	The Neiman Marcus Group, Inc. Key Employee Bonus Plan.